Commitments, contingent liabilities and legal proceedings	6 Months Ended
Sep. 30, 2018
Commitments, contingent liabilities and legal proceedings
Commitments, contingent liabilities and legal proceedings

13   Commitments, contingent liabilities and legal proceedings

There have been no material changes to the Group’s commitments, contingent liabilities or legal proceedings during the period, except as disclosed below.

Indian tax cases

In August 2007 and September 2007, Vodafone India Limited (‘VIL’) and Vodafone International Holdings BV (‘VIHBV’) respectively received notices from the Indian tax authority alleging potential liability in connection with an alleged failure by VIHBV to deduct withholding tax from consideration paid to the Hutchison Telecommunications International Limited group (‘HTIL’) in respect of HTIL’s gain on its disposal to VIHBV of its interests in a wholly-owned Cayman Island incorporated subsidiary that indirectly holds interests in VIL. Following approximately five years of litigation in the Indian courts in which VIHBV sought to set aside the tax demand issued by the Indian tax authority, in January 2012 the Supreme Court of India handed down its judgement, holding that VIHBV’s interpretation of the Income Tax Act 1961 was correct, that the HTIL transaction in 2007 was not taxable in India, and that consequently, VIHBV had no obligation to withhold tax from consideration paid to HTIL in respect of the transaction. The Supreme Court of India quashed the relevant notices and demands issued to VIHBV in respect of withholding tax and interest.

On 28 May 2012 the Finance Act 2012 became law. The Finance Act 2012, which amended various provisions of the Income Tax Act 1961 with retrospective effect, contained provisions intended to tax any gain on transfer of shares in a non-Indian company, which derives substantial value from underlying Indian assets, such as VIHBV’s transaction with HTIL in 2007. Further, it seeks to subject a purchaser, such as VIHBV, to a retrospective obligation to withhold tax. VIHBV received a letter on 3 January 2013 from the Indian tax authority reminding it of the tax demand raised prior to the Supreme Court of India’s judgement and purporting to update the interest element of that demand to a total amount of INR142 billion, which includes principal and interest as calculated by the Indian tax authority but does not include penalties.

On 10 January 2014, VIHBV served an amended trigger notice on the Indian Government under the Netherlands-India Bilateral Investment Treaty (‘Dutch BIT’), supplementing a trigger notice filed on 17 April 2012, immediately prior to the Finance Act 2012 becoming effective, to add claims relating to an attempt by the Indian Government to tax aspects of the transaction with HTIL under transfer pricing rules. A trigger notice announces a party’s intention to submit a claim to arbitration and triggers a cooling off period during which both parties may seek to resolve the dispute amicably. Notwithstanding their attempts, the parties were unable to amicably resolve the dispute within the cooling off period stipulated in the Dutch BIT. On 17 April 2014, VIHBV served its notice of arbitration under the Dutch BIT, formally commencing the Dutch BIT arbitration proceedings.

In June 2016, the tribunal was fully constituted with Sir Franklin Berman KCMG QC appointed as presiding arbitrator. The Indian Government has raised objections to the application of the treaty to VIHBV’s claims and to the jurisdiction of the tribunal under the Dutch BIT. On 19 June 2017, the tribunal decided to try both these jurisdictional objections along with the merits of VIHBV’s claim in a hearing now scheduled for February 2019. More recent attempts by the Indian Government to have the jurisdiction arguments heard separately have also failed. VIHBV filed its response to India’s defence in July 2018 and India will respond in December 2018.

Separately, on 15 June 2015, Vodafone Group Plc and Vodafone Consolidated Holdings Limited served a trigger notice on the Indian Government under the United Kingdom-India Bilateral Investment Treaty (‘UK BIT’) in respect of retrospective tax claims under the Income Tax Act 1961 (as amended by the Finance Act 2012). Although relating to the same underlying facts as the claim under the Dutch BIT, the claim brought by Vodafone Group Plc and Vodafone Consolidated Holdings Limited is a separate and distinct claim under a different treaty. On 24 January 2017, Vodafone Group Plc and Vodafone Consolidated Holdings Limited served a Notice of Arbitration on the Indian Government formally commencing the arbitration.

The Indian Government has indicated that it considers the arbitration under the UK BIT to be an abuse of process but this is strongly denied by Vodafone. On 22 August 2017, the Indian Government obtained an injunction from the Delhi High Court preventing Vodafone from progressing the UK BIT arbitration. Vodafone was not present when India obtained this injunction and applied to dismiss it. On 26 October 2017, the Delhi High Court varied its order to permit Vodafone to participate in the formation of the UK BIT tribunal. It now consists of Marcelo Kohen, an Argentinian national and professor of international law in Geneva (appointed by India), Neil Kaplan, a British national (appointed by Vodafone Group Plc) and Professor Campbell McLachlan QC, a New Zealand national (appointed by the parties as presiding arbitrator). On 7 May 2018, the Delhi High Court dismissed the injunction. The Indian Government appealed the decision and the hearings commenced in September 2018 and are ongoing. In the meantime, Vodafone has undertaken to take no steps advancing the UK BIT pending resolution of the Indian Government’s appeal.

On 12 February 2016, VIHBV received a notice dated 4 February 2016 of an outstanding tax demand of INR221 billion (which included interest accruing since the date of the original demand) along with a statement that enforcement action, including against VIHBV’s indirectly held assets in India, would be taken if the demand was not satisfied. On 29 September 2017, VIHBV received an electronically generated demand in respect of alleged principal, interest and penalties in the amount of INR190.7 billion. This demand does not appear to have included any element for alleged accrued interest liability.

Separate proceedings in the Bombay High Court taken against VIHBV to seek to treat it as an agent of HTIL in respect of its alleged tax on the same transaction, as well as penalties of up to 100% of the assessed withholding tax for the alleged failure to have withheld such taxes, were listed for hearing at the request of the Indian Government on 21 April 2016 despite the issue having been ruled upon by the Supreme Court of India. The hearing has since been periodically listed and then adjourned or not reached hearing. VIHBV and Vodafone Group Plc will continue to defend vigorously any allegation that VIHBV or VIL is liable to pay tax in connection with the transaction with HTIL and will continue to exercise all rights to seek redress including pursuant to the Dutch BIT and the UK BIT. We have not recorded a provision in respect of the retrospective provisions of the Income Tax Act 1961 (as amended by the Finance Act 2012) and any tax demands based upon such provisions.

Vodafone India

As part of the agreement to combine its subsidiary, Vodafone India, with Idea Cellular Limited (‘Idea’) in India, which completed on 31 August 2018, the parties agreed: (i) Vodafone Group and Vodafone Idea would indemnify each other for certain events including in relation to breach of representations, warranties and covenants relating to Vodafone India and Idea; and (ii) a mechanism for payments between the Vodafone Group and Vodafone Idea pursuant to crystallisation of certain identified contingent liabilities and refunds relating to Vodafone India and Idea.

Other cases in the Group

Patent litigation: Spain

Vodafone Group Plc has been sued in Spain by TOT Power Control (‘TOT’), an affiliate of Top Optimized Technologies. The claim makes a number of allegations including patent infringement, with TOT seeking over €500 million from Vodafone Group Plc as well as an injunction against using the technology in question. Vodafone’s initial challenge of the appropriateness of Spain as a venue for this dispute was denied. Vodafone Group Plc appealed the denial and was partially successful. In a decision dated 30 October 2017, the court ruled that while it did have jurisdiction to hear the infringement case relating to the Spanish patent, it was not competent to hear TOT’s contractual and competition law claims. This decision is subject to appeal. TOT’s application for an injunction was unsuccessful and TOT is appealing. The trial commenced in September 2018.

Italy: British Telecom (Italy) v Vodafone Italy

The Italian Competition Authority concluded an investigation in 2007 when Vodafone Italy gave certain undertakings in relation to allegations that it had abused its dominant position in the wholesale market for mobile termination. In 2010, British Telecom (Italy) brought a civil damages claim against Vodafone Italy on the basis of the Competition Authority’s investigation and Vodafone Italy’s undertakings. British Telecom (Italy) sought damages in the amount of €280 million for abuse of dominant position by Vodafone Italy in the wholesale fixed to mobile termination market for the period from 1999 to 2007. A court appointed expert delivered an opinion to the Court that the range of damages in the case should be in the region of €10 million to €25 million which was reduced in a further supplementary report published in September 2014 to a range of €8 million to €11 million. Judgement was handed down by the court in August 2015, awarding €12 million (including interest) to British Telecom (Italy).

British Telecom (Italy) appealed the amount of the damages to the Court of Appeal of Milan. In addition, British Telecom (Italy) has asked again for a reference to the European Court of Justice for an interpretation of the European community law on antitrust damages. Vodafone Italy also filed an appeal which was successful. British Telecom (Italy) were ordered to repay to Vodafone Italy the €12 million with interest and legal costs. BT filed an appeal to the Supreme Court in September 2018.

Italy: Telecom Italia v Vodafone Italy (‘TeleTu’)

Telecom Italia brought civil claims against Vodafone Italy in relation to TeleTu’s alleged anti-competitive retention of customers. Telecom Italia seeks damages in the amount of €101 million. The Court decided on 9 June 2015 to appoint an expert to verify whether TeleTu has put in place anticompetitive retention activities. The expert prepared a draft report with a range of damages from €nil–9 million. The final hearing is set for June 2019.

Greece: Papistas Holdings SA, Mobile Trade Stores (formerly Papistas SA) and Athanasios and Loukia Papistas v Vodafone Greece, Vodafone Group Plc and certain former Directors and Officers of Vodafone

In December 2013, Mr. and Mrs. Papistas, and companies owned or controlled by them, brought three claims in the Greek court in Athens against Vodafone Greece, Vodafone Group Plc and certain Directors and officers of Vodafone Greece and Vodafone Group Plc for purported damage caused by the alleged abuse of dominance and wrongful termination of a franchise arrangement with a Papistas company. Approximately €1.0 billion of the claim is directed exclusively at two former Directors of Vodafone. The balance of the claim (approximately €285.5 million) is sought from Vodafone Greece and Vodafone Group Plc on a joint and several basis. Both cases were adjourned to a hearing in September 2018, at which the plaintiffs withdrew all of their claims against Vodafone and its Directors. Representatives of Mr and Mrs Papistas and companies owned or controlled by them have indicated an intention to file a new claim based on the same subject matter.

Netherlands: Consumer credit/handset case

In February 2016, the Dutch Supreme Court ruled on the Dutch implementation of the EU Consumer Credit Directive and “instalment sales agreements” (a Dutch law concept), holding that bundled “all-in” mobile subscription agreements (i.e. device along with mobile services) are considered consumer credit agreements. As a result, the Group, together with the industry, has been working with the Ministry of Finance and the Competition Authority on compliance requirements going forward for such offers. The ruling also has retrospective effect.

A number of small claims have been submitted by individual customers in the small claims courts. On 15 February 2018, Consumentenbond (a claims agency) initiated collective claim proceedings against VodafoneZiggo, Tele2, T-Mobile and now KPN.

South Africa: GH Investments (‘GHI’) v Vodacom Congo

Vodacom Congo contracted with GHI to install ultra-low cost base stations on a revenue share basis. After rolling out three sites, GHI stopped and sought to renegotiate the terms. Vodacom Congo refused. GHI accused it of bad faith and infringement of intellectual property rights. In April 2015, GHI issued a formal notice for a claim of US$1.16 billion, although there does not seem to be a proper basis nor any substantiation for the compensation claimed. The dispute was submitted to mediation under the International Chamber of Commerce. A mediator was appointed in September 2015 who convened a first meeting which took place in early November 2015. A follow-up mediation meeting was scheduled for December 2015 but was postponed without a new date having been fixed. In July 2016, Vodacom filed a request for arbitration with the International Chamber of Commerce’s International Court of Arbitration. In their response GHI revised their claim down to US$256 million. Each party has appointed an arbitrator and the arbitrators have appointed a third arbitrator to act as presiding arbitrator of the tribunal. A trial was scheduled for March 2018 but GHI failed to pay its share of the arbitration fees resulting in a decision by the Court in February 2018 that GHI’s claims were considered withdrawn. In August 2018, Vodacom obtained a favourable award confirming the withdrawal of GHI’s claims and ordering GHI to pay Vodacom’s costs.